SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2003

Commission File Number: 033-53742-14

WARNER COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	13-2696809

(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification No.)

American Television and
Communications Corporation	Delaware	13-2922502

(Exact name of registrant as	(State or other	(I.R.S. Employer
specified in its charter)	jurisdiction of	Identification No.)
incorporation)

75 Rockefeller Plaza, New York, New York 10019

(Address of principal executive offices) (zip code)

212 484-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 2.        Acquisition or Disposition of Assets.

      On March 31, 2003, AOL Time Warner Inc., a Delaware corporation (“AOL Time Warner”), Warner Communications Inc., a Delaware corporation (“WCI”), American Television and Communications Corporation, a Delaware corporation (“ATC”), Comcast Corporation, a Pennsylvania corporation (“Comcast”), and certain other parties consummated the transactions contemplated by the Restructuring Agreement, dated as of August 20, 2002, by and among AOL Time Warner, WCI, ATC, Comcast and the other parties thereto, as amended, relating to the previously announced restructuring (the “TWE Restructuring”) of Time Warner Entertainment Company, L.P. (“TWE”), a Delaware limited partnership formed in 1992.

      Prior to the completion of the TWE Restructuring, TWE had held a significant portion of AOL Time Warner’s interests in its cable, networks and filmed entertainment businesses. The TWE Restructuring resulted in the following: (i) AOL Time Warner acquired complete ownership of TWE’s content assets (including Warner Bros. and Home Box Office, which became separate, wholly owned subsidiaries of AOL Time Warner); (ii) all of AOL Time Warner’s directly-owned cable television system interests were contributed to a separate company which became a majority-owned subsidiary of AOL Time Warner and was renamed Time Warner Cable Inc. (“TWC Inc.”); (iii) TWE became a subsidiary of TWC Inc. and will continue to own the cable television system interests previously owned by it; (iv) Comcast, which had held limited partnership interests in TWE through two trusts (the “Comcast Trusts”), received $2.1 billion in cash and AOL Time Warner equity securities valued at $1.5 billion; (v) a Comcast Trust also retained a 21% economic interest in AOL Time Warner’s cable business through a 17.9% direct ownership interest in TWC Inc. (representing a 10.7% voting interest) and a limited partnership interest in TWE representing a 4.7% residual equity interest; and (vi) AOL Time Warner retained an overall 79% economic interest in the cable business, through an 82.1% ownership interest in TWC Inc. (representing an 89.3% voting interest) and a limited partnership interest in TWE representing a 1% residual equity interest. In addition, AOL Time Warner’s limited partnership interest in TWE includes a $2.4 billion preferred component.

      In connection with the TWE Restructuring, AOL Time Warner, WCI, ATC and TWC Inc. participated in a series of certain transactions completed on March 28, 2003 pursuant to which certain assets and liabilities were transferred by ATC and other wholly owned subsidiaries of AOL Time Warner to WCI in exchange for WCI common stock. At the closing of the TWE Restructuring, the portion of these assets related to AOL Time Warner’s cable business was transferred by WCI to TWC Inc. in exchange for shares of Class A common stock of TWC Inc., which are included in AOL Time Warner’s ownership percentage described above.

      In the ordinary course of business, AOL Time Warner and its divisions and affiliates have entered into various agreements on an arms-length basis with Comcast and its divisions and affiliates. None of these agreements are material to the business of AOL Time Warner, TWE, WCI or ATC.

      A copy of the press release issued by AOL Time Warner announcing the closing of the TWE Restructuring is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.        Financial Statements, Unaudited Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of Businesses Acquired.

(i)	Financial statements of the TWE content assets and liabilities acquired by WCI and of TWC Inc. (as a result of WCI’s acquisition of an increase in equity interests in AOL Time Warner’s cable business) will be filed by amendment to this Current Report.

(ii)	Financial statements of WCI as a result of ATC’s acquisition of an equity interest in WCI will be filed by amendment to this Current Report.

(b)  Unaudited Pro Forma Financial Information.

(i)	Set forth below is unaudited pro forma financial information reflecting the disposition by ATC of interests in TWE in the transactions described in Item 2 of this Current Report.

(ii)	Unaudited pro forma financial information of WCI in connection with its acquisition of the TWE content assets and liabilities and an increase in its ownership interest in AOL Time Warner’s cable business will be filed by amendment to this Current Report.

Unaudited ATC Pro Forma Financial Information

On March 31, 2003, AOL Time Warner and Comcast completed the previously announced restructuring of TWE. Prior to the TWE Restructuring, a majority of AOL Time Warner’s interests in cable television systems (“TWE Cable”) and all of its interests in Warner Bros., Home Box Office (“HBO”), The WB Network, Comedy Central and Court TV (collectively the “Content Businesses”) were held through TWE. AOL Time Warner’s ownership interest in TWE was held through two indirect wholly owned subsidiaries, WCI and ATC. WCI and ATC are reporting companies as a result of their guarantees of TWE’s registered debt securities and they will continue to be reporting companies following the TWE Restructuring.

Unaudited ATC Pro Forma Financial Information

Basis of Presentation

The unaudited pro forma balance sheet as of December 31, 2002 is presented as if the TWE Restructuring had occurred on December 31, 2002. The unaudited pro forma statement of operations for the year ended December 31, 2002 is presented as if the transfer of a portion of ATC’s ownership interest in TWE in exchange for an ownership interest in WCI and the other TWE Restructuring adjustments had occurred on January 1, 2002.

Since the transfer of ATC’s ownership interest in TWE for an ownership interest in WCI is a transfer of assets under common control, the unaudited pro forma statements of operations for 2001 and 2000 reflect this transfer as of January 1 of the respective years.

Pro Forma Adjustments

The accompanying unaudited pro forma financial information is presented to illustrate the effects of the TWE Restructuring on ATC’s financial position and results of operations and reflects the following:

•	The transfer of a portion of ATC’s ownership interest in TWE prior to the TWE Restructuring to WCI in exchange for an approximate 23% direct ownership interest in WCI and a direct ownership interest in TWE Cable, comprised of a $2.4 billion preferred interest and a 1% residual partnership interest.

•	ATC’s equity pickup in WCI based upon ATC’s approximate 23% ownership interest in WCI. As a result of the TWE Restructuring, WCI owns TWE’s Content Businesses, including Warner Bros., HBO, and TWE’s interest in The WB Network, Comedy Central and Court TV.

•	The step-up of a portion of ATC’s investments in TWE and WCI as a result of purchase accounting adjustments.

The unaudited pro forma financial information has been derived from and should be read in conjunction with the historical financial statements, including the notes thereto, of ATC. Such financial statements are included in ATC’s Annual Report on Form 10-K for the year ended December 31, 2002.

The unaudited pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations that would have been achieved had the TWE Restructuring been consummated as of the dates indicated. In addition, the unaudited pro forma financial information is not necessarily indicative of the future financial condition or operating results of ATC. In the opinion of management, all adjustments necessary for a fair presentation of the unaudited pro forma information have been made.

In accordance with Article 11 of Regulation S-X, the unaudited pro forma statement of operations is presented on a continuing operations basis and thus excludes the cumulative effect of adopting new accounting standards, as more fully described in the previously filed financial statements noted above. In particular, in 2002 ATC recorded an approximate $9.6 billion goodwill impairment charge upon the adoption of Financial Accounting Standards No. 142, and in 2000 ATC recorded a pretax charge of $227 million upon the adoption of the AICPA’s Statement of Position 00-2, “Accounting by Producers and Distributors of Films,” both of which were accounted for as a cumulative effect of an accounting change.

Pro Forma ATC Balance Sheet
As of December 31, 2002
(unaudited; in millions)

				Pro Forma
	Historical	Pro Forma		Adjusted
	ATC	Adjustments		ATC

ASSETS
Non-current assets
Investment in TWE	$13,383	$(13,383	) (1)	$2,612
		2,400	(2)
		203	(3)
		9	(4)

Investment in WCI	—	10,218	(1)	10,543
		325	(4)
Investments in Time Warner Companies, Inc. (“TW Companies”)	59			59
Other investments	1,199			1,199
Goodwill	262			262
Other assets, primarily net deferred tax assets	120			120

Total assets	$15,023	$(228)		$14,795

LIABILITIES AND SHAREHOLDERS’ EQUITY
Non-current liabilities
Deferred income taxes	$—			$—
Other non-current liabilities	3			3

Shareholders’ equity
Common stock	1			1
Paid-in capital	26,261	(228)		26,033
Accumulated other comprehensive loss	(68)			(68)
Retained deficit	(10,900)			(10,900)

	15,294	(228)		15,066
Due from TW Companies, net	62			62
Reciprocal interest in TW Companies stock	(336)			(336)

Total shareholders’ equity	15,020	(228)		14,792

Total liabilities and shareholders’ equity	$15,023	$(228)		$14,795

See accompanying notes.

Pro Forma ATC Statement of Operations
For the Year Ended
December 31, 2002
(unaudited; in millions)

				Pro Forma
	Historical	Pro Forma		Adjusted
	ATC	Adjustments		ATC

Revenues	$—			$—
Amortization of goodwill and other intangibles	—			—
Other operating expenses	—			—

Operating loss	—	—		—
Equity in pretax loss of TWE	(352)	352	(5)	—
Equity in pretax loss of WCI	—	(1,741	) (6)	(1,741)
Interest expense, net	—			—
Other expense, net	(237)	193	(7)	(44)

Loss before income taxes	(589)	(1,196)		(1,785)
Income tax benefit (expense)	(120)	61	(8)	(59)

Net loss	$(709)	$(1,135)		$(1,844)

                   See accompanying notes.

Pro Forma ATC Statement of Operations
For the Year Ended
December 31, 2001
(unaudited; in millions)

				Pro Forma
	Historical	Pro Forma		Adjusted
	ATC	Adjustments		ATC

Revenues	$—			$—
Amortization of goodwill and other intangibles	(11)			(11)
Other operating expenses	—			—

Operating loss	(11)	—		(11)
Equity in pretax loss of TWE	(665)	665	(5)	—
Equity in pretax loss of WCI	—	(590	) (6)	(590)
Interest expense, net	(1)			(1)
Other expense, net	(568)	—		(568)

Loss before income taxes	(1,245)	75		(1,170)
Income tax benefit	212	25	(8)	237

Net loss	$(1,033)	100		$(933)

                  See accompanying notes.

Pro Forma ATC Statement of Operations
For the Year Ended
December 31, 2000
(unaudited; in millions)

				Pro Forma
	Historical	Pro Forma		Adjusted
	ATC	Adjustments		ATC

Revenues	$—			$—
Amortization of goodwill and other intangibles	—			—
Other operating expenses	—			—

Operating income	—	—		—

Equity in pretax income of TWE	371	(371	) (5)	—
Equity in pretax loss of WCI	—	235	(6)	235

Interest expense, net	(1)			(1)
Other income, net	36			36

Income before income taxes	406	(136)		270

Income tax benefit (expense)	(186)	55	(8)	(131)

Net income	$220	$(81)		$139

See accompanying notes.

Notes to the ATC Unaudited Pro Forma Financial Information

Pro Forma Adjustments

1.	To transfer a portion of ATC’s ownership interests in TWE to WCI and record ATC’s approximate 23% direct ownership interest in WCI.

2.	To record ATC’s direct $2.4 billion preferred interest in TWE.

3.	To record ATC’s direct 1% residual partnership interest in TWE.

4.	To increase ATC’s investment balances as a result of purchase accounting adjustments relating to AOL Time Warner’s acquired interest in cable television systems at TWE and AOL Time Warner’s acquired interests in the content assets at WCI.

5.	To eliminate ATC’s equity pickup in the pretax income of TWE.

6.	To record ATC’s equity pickup in WCI based upon its approximate 23% ownership interest.

7.	To record preferred dividends on the $2.4 billion preferred interest at an 8.059% annual rate in 2002.

8.	To record the tax impact of the pro forma adjustments.

      (c) Exhibits.

Exhibit	Description

2.1	Restructuring Agreement, dated as of August 20, 2002, by and among Time Warner Entertainment Company, L.P., a Delaware limited partnership (“TWE”), AT&T Corp., a New York corporation, Comcast of Georgia, Inc., a Colorado corporation (formerly named MediaOne of Colorado, Inc., “Comcast of Georgia”), MOTH Holdings, Inc. (renamed Time Warner Cable Inc. at closing of the TWE Restructuring, “TWC Inc.”), a Delaware corporation and successor to MOTH Holdings, Inc. (formerly named MediaOne TWE Holdings, Inc.), Comcast Holdings Corporation, a Pennsylvania corporation (formerly named Comcast Corporation, “Comcast Holdings”), Comcast Corporation, a Pennsylvania corporation (formerly named AT&T Comcast Corporation, “Comcast”), AOL Time Warner Inc., a Delaware corporation (“AOL Time Warner”), TWI Cable Inc., a Delaware corporation (“TWIC”), Warner Communications Inc., a Delaware corporation (“WCI”), and American Television and Communications Corporation, a Delaware corporation (“ATC”) (incorporated herein by reference to Exhibit 99.1 to AOL Time Warner’s Current Report on Form 8-K dated August 21, 2002 (File No. 1-15062)).

2.2	Amendment No. 1 to the Restructuring Agreement, dated as of March 31, 2003, by and among TWE, Comcast of Georgia, TWC Inc., Comcast Holdings, Comcast, AOL Time Warner, TWIC, WCI, ATC, TWE Holdings I Trust, a Delaware statutory trust (“Trust I”), TWE Holdings II Trust, a Delaware statutory trust (“Trust II”), and TWE Holdings III Trust, a Delaware statutory trust (incorporated herein by reference to Exhibit 2.2 to AOL Time Warner’s Current Report on Form 8-K dated March 28, 2003 (File No. 1-15062) (the “AOL Time Warner March 2003 8-K”)).

2.3	Amended and Restated Distribution Agreement, dated as of March 31, 2003, by and among TWE, WCI, AOL Time Warner and TWC Inc. (incorporated herein by reference to Exhibit 2.3 to the AOL Time Warner March 2003 8-K).

2.4	Amended and Restated Contribution Agreement, dated as of March 31, 2003, by and among WCI, AOL Time Warner and TWC Inc. (incorporated herein by reference to Exhibit 2.4 to the AOL Time Warner March 2003 8-K).

3.1	Restated Certificate of Incorporation of TWC Inc. (incorporated herein by reference to Exhibit 3.1 to the AOL Time Warner March 2003 8-K).

3.2	Amended By-laws of TWC Inc. (incorporated herein by reference to Exhibit 3.2 to the AOL Time Warner March 2003 8-K).

3.3	Amended and Restated Agreement of Limited Partnership of TWE, dated as of March 31, 2003, by and among TWC Inc., Trust I, ATC, Comcast and AOL Time Warner (incorporated herein by reference to Exhibit 3.3 to the AOL Time Warner March 2003 8-K).

4.1	Certificate of the Voting Powers, Designations, Preferences and Relative, Participating, Optional or Other Special Rights and Qualifications, Limitations or Restrictions Thereof, of Series A Mandatorily Convertible Preferred Stock of AOL Time Warner (incorporated herein by reference to Exhibit 4.1 to the AOL Time Warner March 2003 8-K).

4.2	Registration Rights Agreement, dated as of August 20, 2002, by and between Comcast of Georgia and AOL Time Warner (incorporated herein by reference to Exhibit 10.14 to AOL Time Warner’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (File No. 1-15062)).

Exhibit	Description

4.3	Amendment No. 1 to the Registration Rights Agreement, dated as of March 31, 2003, by and between Trust II and AOL Time Warner (incorporated herein by reference to Exhibit 4.3 to the AOL Time Warner March 2003 8-K).

4.4	Registration Rights Agreement, dated as of March 31, 2003, by and between AOL Time Warner and TWC Inc. (incorporated herein by reference to Exhibit 4.4 to the AOL Time Warner March 2003 8-K).

4.5	Registration Rights Agreement, dated as of March 31, 2003, by and among Trust II, AOL Time Warner and TWC Inc. (incorporated herein by reference to Exhibit 4.5 to the AOL Time Warner March 2003 8-K).

10.1	Intellectual Property Agreement, dated as of August 20, 2002, by and between TWE and WCI (incorporated herein by reference to Exhibit 10.16 to AOL Time Warner’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (File No. 1-15062)).

10.2	Amendment to the Intellectual Property Agreement, dated as of March 31, 2003, by and between TWE and WCI (incorporated herein by reference to Exhibit 10.2 to the AOL Time Warner March 2003 8-K).

10.3	Intellectual Property Agreement, dated as of August 20, 2002, by and between WCI and TWC Inc. (incorporated herein by reference to Exhibit 10.18 to AOL Time Warner’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (File No. 1-15062)).

10.4	Amendment to the Intellectual Property Agreement, dated as of March 31, 2003, by and between WCI and TWC Inc. (incorporated herein by reference to Exhibit 10.4 to the AOL Time Warner March 2003 8-K).

10.5	Parent Agreement, dated as of March 31, 2003, by and among TWC Inc., AOL Time Warner and Trust II (incorporated herein by reference to Exhibit 10.5 to the AOL Time Warner March 2003 8-K).

10.6	Partnership Interest Sale Agreement, dated as of March 31, 2003, by and among TWC Inc., AOL Time Warner, Comcast and Trust I (incorporated herein by reference to Exhibit 10.6 to the AOL Time Warner March 2003 8-K).

10.7	Reimbursement Agreement, dated as of March 31, 2003, by and among TWC Inc., AOL Time Warner, WCI, ATC and TWE (incorporated herein by reference to Exhibit 10.7 to the AOL Time Warner March 2003 8-K).

10.8	Brand License Agreement, dated as of March 31, 2003, by and between Warner Bros. Entertainment Inc., a Delaware corporation and a wholly owned subsidiary of WCI, and TWC Inc. (incorporated herein by reference to Exhibit 10.8 to the AOL Time Warner March 2003 8-K).

10.9	Tax Matters Agreement, dated as of March 31, 2003, between AOL Time Warner and TWC Inc. (incorporated herein by reference to Exhibit 10.9 to the AOL Time Warner March 2003 8-K).

10.10	Brand and Trade Name License Agreement, dated as of March 31, 2003, by and among Time Warner Inc. and TWC Inc. (incorporated herein by reference to Exhibit 10.10 to the AOL Time Warner March 2003 8-K).

Exhibit	Description

10.11	Term Loan Agreement, dated as of March 31, 2003, among TWC Inc., the Lenders party thereto, and Citicorp North America and Deutsche Bank AG, New York Branch, as Co-Administrative Agents (incorporated herein by reference to Exhibit 10.11 to the AOL Time Warner March 2003 8-K).

10.12	Guaranty, dated as of March 31, 2003, made by TWE in favor of the Lenders party to the Term Loan Agreement (incorporated herein by reference to Exhibit 10.12 to the AOL Time Warner March 2003 8-K).

10.13	Amended and Restated 364-Day Credit Agreement, dated as of July 8, 2002 and amended and restated as of March 31, 2003, among TWC Inc., TWE, the Lenders party thereto, JPMorgan Chase Bank, as Administrative Agent, Bank of America, N.A. and Citibank, N.A., as Co-Syndication Agents, and ABN Amro Bank N.V. and BNP Paribas, as Co-Documentation Agents (incorporated herein by reference to Exhibit 10.13 to the AOL Time Warner March 2003 8-K).

10.14	First Amendment, dated as of March 31, 2003, to the TWC Inc. 364-Day Amended and Restated Credit Agreement (incorporated herein by reference to Exhibit 10.14 to the AOL Time Warner March 2003 8-K).

10.15	Amended and Restated 364-Day Credit Agreement, dated as of July 8, 2002 and amended and restated as of March 31, 2003, among AOL Time Warner, AOL Time Warner Finance Ireland, the Lenders party thereto, JPMorgan Chase Bank, as Administrative Agent, Bank of America, N.A. and Citibank, N.A., as Co-Syndication Agents, and ABN Amro Bank N.V. and BNP Paribas, as Co-Documentation Agents (incorporated herein by reference to Exhibit 10.15 to the AOL Time Warner March 2003 8-K).

10.16	First Amendment, dated as of March 31, 2003, to the AOL Time Warner 5-Year Revolving Credit Agreement (incorporated herein by reference to Exhibit 10.16 to the AOL Time Warner March 2003 8-K).

99.1	Press Release, dated March 31, 2003 (incorporated herein by reference to Exhibit 99.1 to the AOL Time Warner March 2003 8-K).

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TELEVISION AND COMMUNICATIONS CORPORATION

WARNER COMMUNICATIONS INC

	By:	/s/ Wayne H. Pace

		Name:	Wayne H. Pace
		Title:	Executive Vice President and
Chief Financial Officer

Date: April 14, 2003

EXHIBIT INDEX

Exhibit No.	Exhibit

2.1	Restructuring Agreement, dated as of August 20, 2002, by and among Time Warner Entertainment Company, L.P., a Delaware limited partnership (“TWE”), AT&T Corp., a New York corporation, Comcast of Georgia, Inc., a Colorado corporation (formerly named MediaOne of Colorado, Inc., “Comcast of Georgia”), MOTH Holdings, Inc. (renamed Time Warner Cable Inc. at closing of the TWE Restructuring, “TWC Inc.”), a Delaware corporation and successor to MOTH Holdings, Inc. (formerly named MediaOne TWE Holdings, Inc.), Comcast Holdings Corporation, a Pennsylvania corporation (formerly named Comcast Corporation, “Comcast Holdings”), Comcast Corporation, a Pennsylvania corporation (formerly named AT&T Comcast Corporation, “Comcast”), AOL Time Warner Inc., a Delaware corporation (“AOL Time Warner”), TWI Cable Inc., a Delaware corporation (“TWIC”), Warner Communications Inc., a Delaware corporation (“WCI”), and American Television and Communications Corporation, a Delaware corporation (“ATC”) (incorporated herein by reference to Exhibit 99.1 to AOL Time Warner’s Current Report on Form 8-K dated August 21, 2002 (File No. 1-15062)).

2.2	Amendment No. 1 to the Restructuring Agreement, dated as of March 31, 2003, by and among TWE, Comcast of Georgia, TWC Inc., Comcast Holdings, Comcast, AOL Time Warner, TWIC, WCI, ATC, TWE Holdings I Trust, a Delaware statutory trust (“Trust I”), TWE Holdings II Trust, a Delaware statutory trust (“Trust II”), and TWE Holdings III Trust, a Delaware statutory trust (incorporated herein by reference to Exhibit 2.2 to AOL Time Warner’s Current Report on Form 8-K dated March 28, 2003 (File No. 1-15062) (the “AOL Time Warner March 2003 8-K”)).

2.3	Amended and Restated Distribution Agreement, dated as of March 31, 2003, by and among TWE, WCI, AOL Time Warner and TWC Inc. (incorporated herein by reference to Exhibit 2.3 to the AOL Time Warner March 2003 8-K).

2.4	Amended and Restated Contribution Agreement, dated as of March 31, 2003, by and among WCI, AOL Time Warner and TWC Inc. (incorporated herein by reference to Exhibit 2.4 to the AOL Time Warner March 2003 8-K).

3.1	Restated Certificate of Incorporation of TWC Inc. (incorporated herein by reference to Exhibit 3.1 to the AOL Time Warner March 2003 8-K).

3.2	Amended By-laws of TWC Inc. (incorporated herein by reference to Exhibit 3.2 to the AOL Time Warner March 2003 8-K).

3.3	Amended and Restated Agreement of Limited Partnership of TWE, dated as of March 31, 2003, by and among TWC Inc., Trust I, ATC, Comcast and AOL Time Warner (incorporated herein by reference to Exhibit 3.3 to the AOL Time Warner March 2003 8-K).

4.1	Certificate of the Voting Powers, Designations, Preferences and Relative, Participating, Optional or Other Special Rights and Qualifications, Limitations or Restrictions Thereof, of Series A Mandatorily Convertible Preferred Stock of AOL Time Warner (incorporated herein by reference to Exhibit 4.1 to the AOL Time Warner March 2003 8-K).

4.2	Registration Rights Agreement, dated as of August 20, 2002, by and between Comcast of Georgia and AOL Time Warner (incorporated herein by reference to Exhibit 10.14 to AOL Time Warner’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (File No. 1-15062)).

Exhibit No.	Exhibit

4.3	Amendment No. 1 to the Registration Rights Agreement, dated as of March 31, 2003, by and between Trust II and AOL Time Warner (incorporated herein by reference to Exhibit 4.3 to the AOL Time Warner March 2003 8-K).

4.4	Registration Rights Agreement, dated as of March 31, 2003, by and between AOL Time Warner and TWC Inc. (incorporated herein by reference to Exhibit 4.4 to the AOL Time Warner March 2003 8-K).

4.5	Registration Rights Agreement, dated as of March 31, 2003, by and among Trust II, AOL Time Warner and TWC Inc. (incorporated herein by reference to Exhibit 4.5 to the AOL Time Warner March 2003 8-K).

10.1	Intellectual Property Agreement, dated as of August 20, 2002, by and between TWE and WCI (incorporated herein by reference to Exhibit 10.16 to AOL Time Warner’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (File No. 1-15062)).

10.2	Amendment to the Intellectual Property Agreement, dated as of March 31, 2003, by and between TWE and WCI (incorporated herein by reference to Exhibit 10.2 to the AOL Time Warner March 2003 8-K).

10.3	Intellectual Property Agreement, dated as of August 20, 2002, by and between WCI and TWC Inc. (incorporated herein by reference to Exhibit 10.18 to AOL Time Warner’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (File No. 1-15062)).

10.4	Amendment to the Intellectual Property Agreement, dated as of March 31, 2003, by and between WCI and TWC Inc. (incorporated herein by reference to Exhibit 10.4 to the AOL Time Warner March 2003 8-K).

10.5	Parent Agreement, dated as of March 31, 2003, by and among TWC Inc., AOL Time Warner and Trust II (incorporated herein by reference to Exhibit 10.5 to the AOL Time Warner March 2003 8-K).

10.6	Partnership Interest Sale Agreement, dated as of March 31, 2003, by and among TWC Inc., AOL Time Warner, Comcast and Trust I (incorporated herein by reference to Exhibit 10.6 to the AOL Time Warner March 2003 8-K).

10.7	Reimbursement Agreement, dated as of March 31, 2003, by and among TWC Inc., AOL Time Warner, WCI, ATC and TWE (incorporated herein by reference to Exhibit 10.7 to the AOL Time Warner March 2003 8-K).

10.8	Brand License Agreement, dated as of March 31, 2003, by and between Warner Bros. Entertainment Inc., a Delaware corporation and a wholly owned subsidiary of WCI, and TWC Inc. (incorporated herein by reference to Exhibit 10.8 to the AOL Time Warner March 2003 8-K).

10.9	Tax Matters Agreement, dated as of March 31, 2003, between AOL Time Warner and TWC Inc. (incorporated herein by reference to Exhibit 10.9 to the AOL Time Warner March 2003 8-K).

10.10	Brand and Trade Name License Agreement, dated as of March 31, 2003, by and among Time Warner Inc. and TWC Inc. (incorporated herein by reference to Exhibit 10.10 to the AOL Time Warner March 2003 8-K).

Exhibit No.	Exhibit

10.11	Term Loan Agreement, dated as of March 31, 2003, among TWC Inc., the Lenders party thereto, and Citicorp North America and Deutsche Bank AG, New York Branch, as Co-Administrative Agents (incorporated herein by reference to Exhibit 10.11 to the AOL Time Warner March 2003 8-K).

10.12	Guaranty, dated as of March 31, 2003, made by TWE in favor of the Lenders party to the Term Loan Agreement (incorporated herein by reference to Exhibit 10.12 to the AOL Time Warner March 2003 8-K).

10.13	Amended and Restated 364-Day Credit Agreement, dated as of July 8, 2002 and amended and restated as of March 31, 2003, among TWC Inc., TWE, the Lenders party thereto, JPMorgan Chase Bank, as Administrative Agent, Bank of America, N.A. and Citibank, N.A., as Co-Syndication Agents, and ABN Amro Bank N.V. and BNP Paribas, as Co-Documentation Agents (incorporated herein by reference to Exhibit 10.13 to the AOL Time Warner March 2003 8-K).

10.14	First Amendment, dated as of March 31, 2003, to the TWC Inc. 364-Day Amended and Restated Credit Agreement (incorporated herein by reference to Exhibit 10.14 to the AOL Time Warner March 2003 8-K).

10.15	Amended and Restated 364-Day Credit Agreement, dated as of July 8, 2002 and amended and restated as of March 31, 2003, among AOL Time Warner, AOL Time Warner Finance Ireland, the Lenders party thereto, JPMorgan Chase Bank, as Administrative Agent, Bank of America, N.A. and Citibank, N.A., as Co-Syndication Agents, and ABN Amro Bank N.V. and BNP Paribas, as Co-Documentation Agents (incorporated herein by reference to Exhibit 10.15 to the AOL Time Warner March 2003 8-K).

10.16	First Amendment, dated as of March 31, 2003, to the AOL Time Warner 5-Year Revolving Credit Agreement (incorporated herein by reference to Exhibit 10.16 to the AOL Time Warner March 2003 8-K).

99.1	Press Release, dated March 31, 2003 (incorporated herein by reference to Exhibit 99.1 to the AOL Time Warner March 2003 8-K).